EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	4TH	4TH
	QUARTER	QUARTER
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$30,236	$25,855	$4,381	16.94%
Interest Expense	10,642	3,563	7,079	198.68%
Net Interest Income	19,594	22,292	(2,698)	(12.10)%
Provision for Credit Losses	951	2,262	(1,311)	(57.96)%
Net Interest Income After Provision for Credit Losses	18,643	20,030	(1,387)	(6.92)%
Noninterest Income	8,720	6,110	2,610	42.72%
Net Realized Losses on Available-for-sale Debt Securities	(3,042)	(1)	(3,041)	NM (2)
Noninterest Expense	18,399	16,587	1,812	10.92%
Income Before Income Tax Provision	5,922	9,552	(3,630)	(38.00)%
Income Tax Provision	1,661	1,773	(112)	(6.32)%
Net Income	$4,261	$7,779	$(3,518)	(45.22)%
Net Income Attributable to Common Shares (1)	$4,231	$7,711	$(3,480)	(45.13)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.28	$0.50	$(0.22)	(44.00)%
Net Income - Diluted	$0.28	$0.50	$(0.22)	(44.00)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,175,013	15,374,579
Number of Shares Used in Computation - Diluted	15,175,013	15,377,161

	YEAR ENDED
	DECEMBER 31,
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$113,504	$92,647	$20,857	22.51%
Interest Expense	33,104	9,519	23,585	247.77%
Net Interest Income	80,400	83,128	(2,728)	(3.28)%
Provision for Credit Losses	186	7,255	(7,069)	(97.44)%
Net Interest Income After Provision for Credit Losses	80,214	75,873	4,341	5.72%
Noninterest Income	27,453	24,412	3,041	12.46%
Net Realized (Losses) Gains on Available-for-sale Debt Securities	(3,036)	20	(3,056)	NM (2)
Noninterest Expense	74,148	67,955	6,193	9.11%
Income Before Income Tax Provision	30,483	32,350	(1,867)	(5.77)%
Income Tax Provision	6,335	5,732	603	10.52%
Net Income	$24,148	$26,618	$(2,470)	(9.28)%
Net Income Attributable to Common Shares (1)	$23,962	$26,381	$(2,419)	(9.17)%
PER COMMON SHARE DATA:
Net Income - Basic	$1.57	$1.71	$(0.14)	(8.19)%
Net Income - Diluted	$1.57	$1.71	$(0.14)	(8.19)%
Dividends Per Share	$1.12	$1.12	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,241,859	15,455,432
Number of Shares Used in Computation - Diluted	15,241,859	15,458,531

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.
(2)	Not meaningful.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	December 31,	December 31,
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$56,878	$55,048	$1,830	3.32%
Available-for-sale Debt Securities	415,755	498,033	(82,278)	(16.52)%
Loans, Net	1,828,931	1,723,425	105,506	6.12%
Bank-Owned Life Insurance	63,674	31,214	32,460	103.99%
Bank Premises and Equipment, Net	21,632	21,574	58	0.27%
Deferred Tax Asset, Net	17,441	20,884	(3,443)	(16.49)%
Intangible Assets	54,974	55,382	(408)	(0.74)%
Other Assets	56,299	48,747	7,552	15.49%
TOTAL ASSETS	$2,515,584	$2,454,307	$61,277	2.50%

LIABILITIES
Deposits	$2,014,806	$1,997,593	$17,213	0.86%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	172,211	142,409	29,802	20.93%
Senior Notes, Net	14,831	14,765	66	0.45%
Subordinated Debt, Net	24,717	24,607	110	0.45%
Other Liabilities	26,638	25,608	1,030	4.02%
TOTAL LIABILITIES	2,253,203	2,204,982	48,221	2.19%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	300,818	299,203	1,615	0.54%
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(38,878)	(50,370)	11,492	(22.82)%
Defined Benefit Plans	441	492	(51)	(10.37)%
TOTAL STOCKHOLDERS' EQUITY	262,381	249,325	13,056	5.24%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,515,584	$2,454,307	$61,277	2.50%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	December 31,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$4,261	$7,779	(45.22)%
Return on Average Assets (Annualized)	0.69%	1.29%	(46.51)%
Return on Average Equity (Annualized)	7.03%	12.90%	(45.50)%

	AS OF OR FOR THE
	YEAR ENDED		%
	December 31,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$24,148	$26,618	(9.28)%
Return on Average Assets	0.98%	1.12%	(12.50)%
Return on Average Equity	9.72%	10.04%	(3.19)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,515,584	$2,454,307	2.50%
Available-for-Sale Debt Securities	415,755	498,033	(16.52)%
Loans, Net	1,828,931	1,723,425	6.12%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	19,208	16,615	15.61%
Allowance for Credit Losses on Off-Balance Sheet Exposures	690	425	62.35%
Deposits	2,014,806	1,997,593	0.86%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$323,298	$325,677	(0.73)%
Trust Assets Under Management	1,188,082	1,063,615	11.70%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.57	$1.71	(8.19)%
Net Income - Diluted	$1.57	$1.71	(8.19)%
Dividends	$1.12	$1.12	0.00%
Common Book Value	$17.15	$16.07	6.72%
Tangible Common Book Value (a)	$13.56	$12.50	8.48%
Market Value (Last Trade)	$22.43	$22.86	(1.88)%
Market Value / Common Book Value	130.79%	142.25%	(8.06)%
Market Value / Tangible Common Book Value	165.41%	182.88%	(9.55)%
Price Earnings Multiple	14.29	13.37	6.88%
Dividend Yield	4.99%	4.90%	1.84%
Common Shares Outstanding, End of Period	15,295,135	15,518,819	(1.44)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	YEAR ENDED		%
	DECEMBER 31,		INCREASE
	2023	2022	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	8.43%	8.08%	4.33%
Nonperforming Assets / Total Assets	0.75%	1.04%	(27.88)%
Allowance for Credit Losses / Total Loans	1.04%	0.95%	9.47%
Total Risk Based Capital Ratio (b)	15.69%	15.72%	(0.19)%
Tier 1 Risk Based Capital Ratio (b)	13.28%	13.43%	(1.12)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.28%	13.43%	(1.12)%
Leverage Ratio (b)	9.88%	10.11%	(2.27)%

AVERAGE BALANCES
Average Assets	$2,462,856	$2,372,788	3.80%
Average Equity	$248,494	$265,093	(6.26)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$81,319	$84,354	(3.60)%
Noninterest Income, Excluding Net Realized (Losses) Gains on Available-for-sale Debt Securities	27,453	24,412	12.46%
Less: Enhancement Fee Included in Noninterest Income Related to Purchase of Bank-Owned Life Insurance	(2,100)	0
Total (1)	$106,672	$108,766	(1.93)%
Noninterest Expense (2)	$74,148	$67,955	9.11%
Efficiency Ratio = (2)/(1)	69.51%	62.48%	11.25%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,515,584	$2,454,307
Less: Intangible Assets, Primarily Goodwill	(54,974)	(55,382)
Tangible Assets	$2,460,610	$2,398,925
Total Stockholders' Equity	$262,381	$249,325
Less: Intangible Assets, Primarily Goodwill	(54,974)	(55,382)
Tangible Common Equity (3)	$207,407	$193,943

Common Shares Outstanding, End of Period (4)	15,295,135	15,518,819
Tangible Common Book Value per Share = (3)/(4)	$13.56	$12.50

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2023	2023	2023	2022	2022	2022	2022
Interest income	$30,236	$29,118	$28,011	$26,139	$25,855	$23,710	$21,309	$21,773
Interest expense	10,642	9,455	7,649	5,358	3,563	2,831	1,684	1,441
Net interest income	19,594	19,663	20,362	20,781	22,292	20,879	19,625	20,332
Provision (credit) for credit losses	951	(1,225)	812	(352)	2,262	3,794	308	891
Net interest income after provision (credit) for credit losses	18,643	20,888	19,550	21,133	20,030	17,085	19,317	19,441
Noninterest income	8,720	6,489	6,635	5,609	6,110	5,651	6,830	5,821
Net realized (losses) gains on securities	(3,042)	0	(1)	7	(1)	20	(1)	2
Noninterest expense	18,399	17,940	18,722	19,087	16,587	17,443	17,039	16,886
Income before income tax provision	5,922	9,437	7,462	7,662	9,552	5,313	9,107	8,378
Income tax provision	1,661	1,846	1,419	1,409	1,773	858	1,618	1,483
Net income	$4,261	$7,591	$6,043	$6,253	$7,779	$4,455	$7,489	$6,895
Net income attributable to common shares	$4,231	$7,534	$5,996	$6,201	$7,711	$4,416	$7,419	$6,835
Basic earnings per common share	$0.28	$0.50	$0.39	$0.40	$0.50	$0.29	$0.48	$0.44
Diluted earnings per common share	$0.28	$0.50	$0.39	$0.40	$0.50	$0.29	$0.48	$0.44

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2023	2023	2023	2022	2022	2022	2022
ASSETS
Cash & Due from Banks	$56,878	$52,658	$51,762	$52,212	$55,048	$64,044	$69,187	$114,346
Available-for-Sale Debt Securities	415,755	429,138	445,695	472,814	498,033	487,980	526,837	532,913
Loans, Net	1,828,931	1,812,585	1,795,454	1,726,793	1,723,425	1,674,076	1,643,057	1,523,919
Bank-Owned Life Insurance	63,674	31,557	31,504	31,352	31,214	31,074	30,941	30,805
Bank Premises and Equipment, Net	21,632	21,267	20,970	21,277	21,574	21,881	21,829	21,169
Deferred Tax Asset, Net	17,441	23,731	20,687	18,914	20,884	22,327	16,331	11,818
Intangible Assets	54,974	55,076	55,178	55,280	55,382	55,492	55,602	55,711
Other Assets	56,299	57,937	49,530	51,230	48,747	43,306	46,934	39,690
TOTAL ASSETS	$2,515,584	$2,483,949	$2,470,780	$2,429,872	$2,454,307	$2,400,180	$2,410,718	$2,330,371

LIABILITIES
Deposits (1)	$2,014,806	$2,024,997	$2,010,118	$1,916,040	$1,997,593	$2,039,595	$1,964,270	$1,960,952
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	172,211	148,529	146,694	192,097	142,409	57,920	126,833	22,938
Senior Notes, Net	14,831	14,814	14,798	14,781	14,765	14,749	14,733	14,717
Subordinated Debt, Net	24,717	24,689	24,661	24,634	24,607	24,580	24,553	33,031
Other Liabilities	26,638	30,715	26,392	26,752	25,608	24,547	21,710	22,525
TOTAL LIABILITIES	2,253,203	2,243,744	2,222,663	2,174,304	2,204,982	2,161,391	2,152,099	2,054,163

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	300,818	300,031	296,190	298,365	299,203	295,258	294,621	296,386
Accumulated Other Comprehensive Loss:
Net Unrealized Losses on Available-for-sale Debt Securities	(38,878)	(60,278)	(48,536)	(43,271)	(50,370)	(56,766)	(36,307)	(20,492)
Defined Benefit Plans	441	452	463	474	492	297	305	314
TOTAL STOCKHOLDERS' EQUITY	262,381	240,205	248,117	255,568	249,325	238,789	258,619	276,208
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,515,584	$2,483,949	$2,470,780	$2,429,872	$2,454,307	$2,400,180	$2,410,718	$2,330,371

(1) Brokered Deposits (Included in Total Deposits)	$64,369	$62,512	$70,653	$15,117	$20,983	$32,375	$35,974	$33,748

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	December 31, 2023		September 30, 2023		December 31, 2022
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$12,325	$11,290	$33,938	$30,557	$35,166	$31,836
Obligations of U.S. Government agencies	11,119	9,946	21,372	18,796	25,938	23,430
Bank holding company debt securities	28,952	23,500	28,950	22,311	28,945	25,386
Obligations of states and political subdivisions:
Tax-exempt	113,464	104,199	123,598	104,453	146,149	132,623
Taxable	58,720	50,111	65,408	53,457	68,488	56,812
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	105,549	95,405	109,102	94,469	112,782	99,941
Residential collateralized mortgage obligations	50,212	46,462	38,267	33,397	44,868	40,296
Commercial mortgage-backed securities	76,412	66,682	76,627	63,672	91,388	79,686
Private label commercial mortgage-backed securities	8,215	8,160	8,178	8,026	8,070	8,023
Total Available-for-Sale Debt Securities	$464,968	$415,755	$505,440	$429,138	$561,794	$498,033

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	December 31,	September 30,	December 31,
	2023	2023	2022
Commercial real estate - non-owner occupied
Non-owner occupied	$499,104	$503,434	$454,386
Multi-family (5 or more) residential	64,076	61,061	55,406
1-4 Family - commercial purpose	174,162	172,792	165,805
Total commercial real estate - non-owner occupied	737,342	737,287	675,597
Commercial real estate - owner occupied	237,246	231,112	205,910
All other commercial loans:
Commercial and industrial	78,832	80,960	95,368
Commercial lines of credit	117,236	122,189	141,444
Political subdivisions	79,031	80,415	86,663
Commercial construction and land	104,123	91,014	60,892
Other commercial loans	20,471	21,125	25,710
Total all other commercial loans	399,693	395,703	410,077
Residential mortgage loans:
1-4 Family - residential	389,262	385,777	363,005
1-4 Family residential construction	24,452	24,236	30,577
Total residential mortgage	413,714	410,013	393,582
Consumer loans:
Consumer lines of credit (including HELCs)	41,503	37,736	36,650
All other consumer	18,641	18,819	18,224
Total consumer	60,144	56,555	54,874
Total	1,848,139	1,830,670	1,740,040
Less: allowance for credit losses on loans	(19,208)	(18,085)	(16,615)
Loans, net	$1,828,931	$1,812,585	$1,723,425

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2023	2023	2022	2023	2022
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(1,016)	$(1,000)	$(861)	$(916)	$(637)
Accretion (amortization) recognized in interest income	46	(16)	(55)	(54)	(279)
Adjustments to gross amortized cost of loans at end of period	$(970)	$(1,016)	$(916)	$(970)	$(916)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(1,299)	$(1,446)	$(2,095)	$(1,840)	$(3,335)
Accretion recognized in interest income	136	147	255	677	1,495
Adjustments to gross amortized cost of loans at end of period	$(1,163)	$(1,299)	$(1,840)	$(1,163)	$(1,840)

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	December 31,	September 30,	December 31,
	2023	2023	2022
Loans individually evaluated with a valuation allowance	$7,786	$7,861	$3,460
Loans individually evaluated without a valuation allowance	3,478	4,146	14,871
Purchased credit impaired loans	0	0	1,027
Total individually evaluated loans	$11,264	$12,007	$19,358

Total loans past due 30-89 days and still accruing	$9,275	$3,675	$7,079

Nonperforming assets:
Purchased credit impaired loans	$0	$0	$1,027
Other nonaccrual loans	15,177	15,501	22,058
Total nonaccrual loans	15,177	15,501	23,085
Total loans past due 90 days or more and still accruing	3,190	1,292	2,237
Total nonperforming loans	18,367	16,793	25,322
Foreclosed assets held for sale (real estate)	478	633	275
Total nonperforming assets	$18,845	$17,426	$25,597

Total nonperforming loans as a % of total loans	0.99%	0.92%	1.46%
Total nonperforming assets as a % of assets	0.75%	0.70%	1.04%
Allowance for credit losses as a % of total loans	1.04%	0.99%	0.95%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2023	2022
Balance, beginning of period	$18,085	$19,056	$16,615	$13,537
Adoption of ASU 2016-13 (CECL)	0	0	2,104	0
Charge-offs	(57)	(98)	(356)	(4,245)
Recoveries	18	60	92	68
Net charge-offs	(39)	(38)	(264)	(4,177)
Provision (credit) for credit losses on loans	1,162	(933)	753	7,255
Balance, end of period	$19,208	$18,085	$19,208	$16,615

ANALYSIS OF THE PROVISION (CREDIT) FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	September 30,	December 31,	December 31,
	2023	2023	2023	2022
Provision (credit) for credit losses:
Loans receivable	$1,162	$(933)	$753	$7,255
Off-balance sheet exposures (1)	(211)	(292)	(567)	0
Total provision (credit) for credit losses	$951	$(1,225)	$186	$7,255

(1) The (credit) provision for credit losses on off-balance sheet exposures prior to January 1, 2023 was included in other noninterest expense in the consolidated statements of income.

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2023	2023	2022	2023	2022
INTEREST INCOME
Interest-bearing due from banks	$447	$345	$310	$1,379	$645
Available-for-sale debt securities:
Taxable	2,115	2,077	2,217	8,555	8,360
Tax-exempt	654	681	910	2,815	3,721
Total available-for-sale debt securities	2,769	2,758	3,127	11,370	12,081
Loans receivable:
Taxable	26,529	25,526	21,979	98,843	77,641
Paycheck Protection Program	3	3	59	11	958
Tax-exempt	663	680	675	2,756	2,471
Total loans receivable	27,195	26,209	22,713	101,610	81,070
Other earning assets	24	18	8	64	77
Total Interest Income	30,435	29,330	26,158	114,423	93,873

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,809	2,360	844	7,668	1,833
Money market	2,032	1,669	818	5,686	2,088
Savings	57	60	66	243	257
Time deposits	3,742	3,175	898	10,636	2,460
Total interest-bearing deposits	8,640	7,264	2,626	24,233	6,638
Borrowed funds:
Short-term	322	677	127	3,240	429
Long-term - FHLB advances	1,329	1,164	460	4,230	896
Senior notes, net	120	120	120	479	477
Subordinated debt, net	231	230	230	922	1,079
Total borrowed funds	2,002	2,191	937	8,871	2,881
Total Interest Expense	10,642	9,455	3,563	33,104	9,519

Net Interest Income	$19,793	$19,875	$22,595	$81,319	$84,354

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Year Ended
	December 31,	September	December 31,	December 31,	December 31,
	2023	2023	2022	2023	2022
Net Interest Income Under U.S. GAAP	$19,594	$19,663	$22,292	$80,400	$83,128
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	74	84	167	388	720
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	125	128	136	531	506
Net Interest Income as adjusted to a fully taxable-equivalent basis	$19,793	$19,875	$22,595	$81,319	$84,354

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2023	Return/	9/30/2023	Return/	12/31/2022	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$37,555	4.72%	$31,729	4.31%	$40,288	3.05%
Available-for-sale debt securities, at amortized cost:
Taxable	372,797	2.25%	379,709	2.17%	415,538	2.12%
Tax-exempt	121,143	2.14%	124,435	2.17%	146,466	2.46%
Total available-for-sale debt securities	493,940	2.22%	504,144	2.17%	562,004	2.21%
Loans receivable:
Taxable	1,751,926	6.01%	1,729,835	5.85%	1,609,563	5.42%
Paycheck Protection Program	121	9.84%	137	8.69%	1,044	22.42%
Tax-exempt	84,349	3.12%	87,026	3.10%	88,583	3.02%
Total loans receivable	1,836,396	5.88%	1,816,998	5.72%	1,699,190	5.30%
Other earning assets	1,534	6.21%	1,468	4.86%	1,048	3.03%
Total Earning Assets	2,369,425	5.10%	2,354,339	4.94%	2,302,530	4.51%
Cash	21,019		22,068		23,154
Unrealized loss on securities	(72,605)		(63,110)		(70,583)
Allowance for credit losses	(18,575)		(19,540)		(16,612)
Bank-owned life insurance	32,980		31,559		31,127
Bank premises and equipment	21,532		21,132		21,752
Intangible assets	55,025		55,125		55,433
Other assets	78,558		74,483		64,341
Total Assets	$2,487,359		$2,476,056		$2,411,142

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$521,432	2.14%	$512,074	1.83%	$478,012	0.70%
Money market	354,854	2.27%	340,618	1.94%	427,378	0.76%
Savings	218,810	0.10%	232,240	0.10%	262,269	0.10%
Time deposits	429,898	3.45%	406,436	3.10%	295,920	1.20%
Total interest-bearing deposits	1,524,994	2.25%	1,491,368	1.93%	1,463,579	0.71%
Borrowed funds:
Short-term	24,196	5.28%	49,157	5.46%	14,229	3.54%
Long-term - FHLB advances	132,089	3.99%	119,395	3.87%	62,998	2.90%
Senior notes, net	14,822	3.21%	14,808	3.22%	14,757	3.23%
Subordinated debt, net	24,704	3.71%	24,676	3.70%	24,594	3.71%
Total borrowed funds	195,811	4.06%	208,036	4.18%	116,578	2.73%
Total Interest-bearing Liabilities	1,720,805	2.45%	1,699,404	2.21%	1,580,157	0.89%
Demand deposits	491,944		498,724		563,567
Other liabilities	32,122		30,749		26,171
Total Liabilities	2,244,871		2,228,877		2,169,895
Stockholders' equity, excluding accumulated other comprehensive loss	299,401		296,577		296,717
Accumulated other comprehensive loss	(56,913)		(49,398)		(55,470)
Total Stockholders' Equity	242,488		247,179		241,247
Total Liabilities and Stockholders' Equity	$2,487,359		$2,476,056		$2,411,142
Interest Rate Spread		2.65%		2.73%		3.62%
Net Interest Income/Earning Assets		3.31%		3.35%		3.89%

Total Deposits (Interest-bearing and Demand)	$2,016,938		$1,990,092		$2,027,146

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2023	Return/	12/31/2022	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$32,709	4.22%	$51,407	1.25%
Available-for-sale debt securities, at amortized cost:
Taxable	389,456	2.20%	410,033	2.04%
Tax-exempt	125,920	2.24%	148,344	2.51%
Total available-for-sale debt securities	515,376	2.21%	558,377	2.16%
Loans receivable:
Taxable	1,703,697	5.80%	1,533,417	5.06%
Paycheck Protection Program	142	7.75%	8,406	11.40%
Tax-exempt	88,310	3.12%	86,271	2.86%
Total loans receivable	1,792,149	5.67%	1,628,094	4.98%
Other earning assets	1,383	4.63%	2,321	3.32%
Total Earning Assets	2,341,617	4.89%	2,240,199	4.19%
Cash	22,108		22,685
Unrealized loss on securities	(63,118)		(38,784)
Allowance for credit losses	(18,498)		(14,962)
Bank-owned life insurance	31,808		30,925
Bank premises and equipment	21,330		21,559
Intangible assets	55,176		55,599
Other assets	72,433		55,567
Total Assets	$2,462,856		$2,372,788

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$488,761	1.57%	$443,107	0.41%
Money market	347,130	1.64%	443,084	0.47%
Savings	238,760	0.10%	257,156	0.10%
Time deposits	381,488	2.79%	285,264	0.86%
Total interest-bearing deposits	1,456,139	1.66%	1,428,611	0.46%
Borrowed funds:
Short-term	62,926	5.15%	21,766	1.97%
Long-term - FHLB advances	110,943	3.81%	40,194	2.23%
Senior notes, net	14,798	3.24%	14,733	3.24%
Subordinated debt, net	24,662	3.74%	27,116	3.98%
Total borrowed funds	213,329	4.16%	103,809	2.78%
Total Interest-bearing Liabilities	1,669,468	1.98%	1,532,420	0.62%
Demand deposits	515,787		551,801
Other liabilities	29,107		23,474
Total Liabilities	2,214,362		2,107,695
Stockholders' equity, excluding accumulated other comprehensive loss	297,894		295,447
Accumulated other comprehensive loss	(49,400)		(30,354)
Total Stockholders' Equity	248,494		265,093
Total Liabilities and Stockholders' Equity	$2,462,856		$2,372,788
Interest Rate Spread		2.91%		3.57%
Net Interest Income/Earning Assets		3.47%		3.77%

Total Deposits (Interest-bearing and Demand)	$1,971,926		$1,980,412

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2023	2023	2022	2023	2022
Trust revenue	$1,913	$1,919	$1,749	$7,413	$6,994
Brokerage and insurance revenue	486	394	507	1,675	2,291
Service charges on deposit accounts	1,446	1,443	1,357	5,567	5,019
Interchange revenue from debit card transactions	1,045	1,098	1,098	4,160	4,148
Net gains from sales of loans	273	237	24	723	757
Loan servicing fees, net	136	154	203	602	960
Increase in cash surrender value of life insurance	2,253	160	140	2,703	545
Other noninterest income	1,168	1,084	1,032	4,610	3,698
Total noninterest income, excluding realized gains (losses) on securities, net	$8,720	$6,489	$6,110	$27,453	$24,412

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2023	2023	2022	2023	2022
Salaries and employee benefits	$11,113	$10,878	$10,135	$44,195	$41,833
Net occupancy and equipment expense	1,364	1,268	1,316	5,357	5,533
Data processing and telecommunications expenses	1,923	1,823	1,744	7,582	6,806
Automated teller machine and interchange expense	308	504	473	1,682	1,601
Pennsylvania shares tax	392	403	493	1,602	1,956
Professional fees	509	487	515	2,497	2,005
Other noninterest expense	2,790	2,577	1,911	11,233	8,221
Total noninterest expense	$18,399	$17,940	$16,587	$74,148	$67,955

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	December 31,	% of Non-owner	% of
	2023	Occupied CRE	Total Loans
Industrial	$109,160	21.9%	5.9%
Retail	94,824	19.0%	5.1%
Office	94,341	18.9%	5.1%
Hotels	73,094	14.6%	4.0%
Mixed Use	59,687	12.0%	3.2%
Other	67,998	13.6%	3.7%
Total Non-owner Occupied CRE Loans	$499,104
Total Gross Loans	$1,848,139

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	Dec. 31,	September 30,	Dec. 31,	Dec. 31,	September 30,	Dec. 31,	Dec. 31,	September 20,	Dec. 31,
	2023	2023	2022	2023	2023	2022	2023	2023	2022
Federal Home Loan Bank of Pittsburgh	$189,021	$165,951	$150,099	$737,824	$752,847	$689,279	$926,845	$918,798	$839,378
Federal Reserve Bank Discount Window	0	0	0	19,982	20,766	23,107	19,982	20,766	23,107
Other correspondent banks	0	0	0	95,000	95,000	95,000	95,000	95,000	95,000
Total credit facilities	$189,021	$165,951	$150,099	$852,806	$868,613	$807,386	$1,041,827	$1,034,564	$957,485

Uninsured Deposits Information	December 31,	September 30,	December 31,
	2023	2023	2022
Total Deposits - C&N Bank	$2,030,909	$2,040,506	$2,016,666

Estimated Total Uninsured Deposits	$592,206	$602,957	$689,435
Portion of Uninsured Deposits that are
Collateralized	151,031	188,927	205,886
Uninsured and Uncollateralized Deposits	$441,175	$414,030	$483,549

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	21.7%	20.3%	24.0%

Available Funding from Credit Facilities	$852,806	$868,613	$807,386
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	256,058	227,667	272,475
Highly Liquid Available Funding	$1,108,864	$1,096,280	$1,079,861

Highly Liquid Available Funding as a % of
Uninsured Deposits	187.2%	181.8%	156.6%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	251.3%	264.8%	223.3%